UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 3, 2008

BRIDGE BANCORP, INC.
(Exact name of the registrant as specified in its charter)

New York	000-18546	11-2934195
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2200 Montauk Highway
Bridgehampton, New York	11932
(Address of principal executive offices)	(Zip Code)

(631) 537-1000
(Registrant’s telephone number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
X	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Item 7.01 —Regulation FD Disclosure

On November 3, 2008 Bridge Bancorp, Inc.(the “Company”) issued a press release announcing that it is considering participation in the Capital Purchase Program (the “CPP”) recently announced by the United States Treasury Department (“Treasury”). Under the CPP, qualified U.S. banking organizations, whose applications to participate are approved, would sell preferred stock and grant warrants to issue common stock to the Treasury.  The Capital Purchase Program was created by the Treasury in order to restore stability to the U.S. financial system.  The Department of Treasury’s term sheet describing the CPP is available on its website at http://www.ustreas.gov.

Because the Company is not currently authorized to issue preferred shares under its Certificate of Incorporation, it is necessary to amend the Company’s Certificate of Incorporation to authorize preferred shares in order to participate in the CPP.  The Company filed a preliminary proxy statement with the Securities and Exchange Commission for a special meeting of shareholders for the purpose of approving an amendment to the Certificate of Incorporation authorizing the issuance of preferred shares. The Board of Directors preliminarily has set the date of the Special Meeting of Shareholders for December 16, 2008, with the close of business on November 6, 2008 as the record date for determining shareholders entitled to vote at the Special Meeting of Shareholders. The approval of a majority of the outstanding common shares of Bridge will be necessary to adopt the proposed amendment.

Bridge Bancorp will furnish shareholders with definitive proxy material in connection with the Special Shareholders Meeting.  Shareholders are urged to read the definitive proxy statement when it is available because it will contain important information, including certain information about the Company’s directors and executive officers.   You will be able to obtain a free copy of the definitive proxy statement at the web site of the Securities and Exchange Commission (http://www.sec.gov).

A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01.                                Financial Statements and Exhibits

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)                 Exhibits.

Exhibit No.                                         Description

99.1                                Press Release Dated November 3, 2008

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bridge Bancorp, Inc.
(Registrant)

By: /s/ Kevin M. O’Connor
Kevin M. O’Connor
President and Chief Executive Officer

Dated:  November 5, 2008